UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2020

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.          Completion of Acquisition or Disposition of Assets.

On May 25, 2020, following receipt of approval of the transaction by the Colorado Marijuana Enforcement Division, General Cannabis Corp (the “Company”) closed the acquisition (the “Acquisition”) of Dalton Adventures, LLC (the “Seller”), pursuant to which the Company has acquired the assets of the Seller that constitute the business of SevenFive Farm, a cultivation facility in Boulder, Colorado.  The purchase price paid by the Company to the Seller was 8,859,117 shares of common stock of the Company.  The terms of the Acquisition as set forth in the Asset Purchase Agreement between the Company and Seller, dated January 24, 2020 (the “Asset Purchase Agreement”), were previously disclosed in the Company’s Form 8-K filed on February 24, 2020, and a copy of the Asset Purchase Agreement was attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.  The foregoing description of the terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement filed as an exhibit to the Company’s Form 10-K and is incorporated herein by reference.

Item 3.02.          Unregistered Sale of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of common stock issued to the Seller in connection with the Acquisition are being offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof. The Seller represented that it was an accredited investor and is acquiring the shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 9.01.          Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements of the assets acquired from the Seller required under this Item 9.01 will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days of the date on which this Form 8-K was required to be filed.

(b)

Pro forma financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, pro forma financial information required under this Item 9.01 will also be filed by an amendment to this Current Report on Form 8-K within 71 calendar days of the date on which this Form 8-K was required to be filed.

Item 9.01.          Financial Statements and Exhibits.

(d)     Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated January 24, 2020 (incorporated by reference to Exhibit 2.2 to the Company’s Annual Report on Form 10-K filed on May 14, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 29, 2020

GENERAL CANNABIS CORP

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer